Commitments and Contingencies	3 Months Ended
Mar. 31, 2012
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 10 - Commitments and Contingencies

The Company has been named as a defendant in a number of lawsuits, including claims from royalty owners related to disputed royalty payments and royalty valuations.  The Company has established reserves that management currently believes are adequate to provide for potential liabilities based upon its evaluation of these matters.  For a certain statewide class action royalty payment dispute where a reserve has not yet been established, the Company has denied that it has any liability on the claims and has raised arguments and defenses that, if accepted by the court, will result in no loss to the Company.  Discovery in this dispute is ongoing and is not complete.  As a result, the Company is unable to estimate a possible loss, or range of possible loss, if any.  In addition, the Company is involved in various other disputes arising in the ordinary course of business.  The Company is not currently a party to any litigation or pending claims that it believes would have a material adverse effect on its overall business, financial position, results of operations or liquidity; however, cash flow could be significantly impacted in the reporting periods in which such matters are resolved.

In 2008, Lehman Brothers Holdings Inc. ("Lehman Holdings") and Lehman Brothers Commodity Services Inc. ("Lehman Commodity Services") (together "Lehman"), filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code with the U.S. Bankruptcy Court for the Southern District of New York.  In March 2011, the Company and Lehman entered into Termination Agreements under which the Company was granted general unsecured claims against Lehman in the amount of $51 million (the "Company Claim").  In December 2011, a Chapter 11 Plan ("Plan") was approved by the Bankruptcy Court.  Based on the recovery estimates described in the approved disclosure statement relating to the Plan, the Company expects to ultimately receive a substantial portion of the Company Claim.  At March 31, 2012, the Company had a net receivable, which was valued based on market expectations, of approximately $7 million from Lehman Commodity Services related to canceled derivative contracts, and is included in "other current assets" on the consolidated balance sheets.  An initial distribution under the Plan of approximately $25 million was received by the Company on April 19, 2012.